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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-4 (No. 333-50828) of Cedar Brakes I, L.L.C. of our report dated March 8, 2001, relating to the financial statements of Cedar Brakes
I, L.L.C., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
April 30, 2001